UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2004

The Boston Beer Company, Inc.
(Exact name of registrant as specified in its chapter)

Massachusetts (State or other jurisdiction of incorporation)	001-14092 (Commission File Number)	04-3284048 (IRS Employer Identification No.)

75 Arlington Street, Boston, MA (Address of principal executive offices)		02116 (Zip Code)

Registrant's telephone number, including area code (617) 368-5000

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Item 12.     Results of Operations and Financial Condition.

      On July 27, 2004, The Boston Beer Company, Inc. disclosed unaudited financial information for the second quarter of 2004 in an earnings release, a copy of which is set forth in the attached Exhibit 99.

      The information in this Form 8-K and the Exhibit 99 attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc. (Registrant)

Date: July 27, 2004	/s/ William F. Urich

William F. Urich Chief Financial Officer (Signature)*

*Print name and title of the signing officer under his signature.

Exhibit 99. Press release of The Boston Beer Company, Inc. dated July 27, 2004.

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